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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 10, 2001



                                 S1 CORPORATION
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             (Exact name of registrant as specified in its charter)



           DELAWARE                    000-24931            58-2395199
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 (State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)             File Number)       Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

On Monday, September 10, 2001, S1 held an analyst conference at which, among the presentations, Matt Hale, S1's SVP Finance, provided guidance regarding certain forward looking statements. A copy of Mr. Hale's slide presentation is filed as
Exhibit 99.1 to this report. S1 has made the slides presented at the conference available on S1's web site at www.s1.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.

         No.               Description
         --                -----------
         99.1              Slide presentation presented during S1 analyst
                           conference held September 10, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     S1 CORPORATION
                                     -----------------------------------------
                                     (Registrant)



                                     s/Richard P. Dobb
                                     -----------------------------------------
                                     Richard P. Dobb
                                     Vice President, General Counsel and
                                     Secretary


Date: September 10, 2001